HCIA INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                      MARCH 31, 1998 AND DECEMBER 31, 1997
                                 (in thousands)


                                                                                                       1998               1997
                                                                                                    (Unaudited)
ASSETS
Current assets:
  Cash and cash equivalents.....................................................................     $  7,994          $  5,580
  Trade accounts receivable, net of allowance for doubtful accounts
   of $2,408 in 1998 and $2,100 in 1997.........................................................       29,490            34,354
  Prepaid expenses and other current assets.....................................................        4,314             3,669
  Deferred compensation funds held in trust.....................................................        3,218             3,583
                                                                                                     --------          --------

   Total current assets.........................................................................       45,016            47,186

Furniture and equipment, net....................................................................       12,763            13,671
Computer software costs, net....................................................................        7,712            26,727
Other intangible assets, net....................................................................       39,837            71,298
Net deferred tax asset..........................................................................       34,927            23,238
Other...........................................................................................          160               120
                                                                                                     --------          --------

   Total assets.................................................................................     $140,415          $182,240
                                                                                                     ========          ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable..............................................................................      $  1,811          $  2,227
 Accrued salaries, benefits and other liabilities..............................................         8,823             7,461
 Deferred revenue..............................................................................         1,919             2,255
 Acquired deferred compensation liability .....................................................         3,218             3,583
                                                                                                     --------          --------

   Total current liabilities...................................................................        15,771            15,526

   Total liabilities...........................................................................        15,771            15,526
                                                                                                     --------          --------

Stockholders' equity:
Common stock-$.01 par value; 50,000,000 shares authorized; issued and outstanding 11,851,125 as of March 31, 1998 and 11,850,094 as of
   December 31, 1997...........................................................................           118               118
Additional paid-in capital.....................................................................       250,904           250,892
Accumulated deficit............................................................................      (126,229)          (84,179)
Accumulated other comprehensive income.........................................................          (149)             (117)
                                                                                                     --------          --------
    Total stockholders' equity.................................................................       124,644           166,714
                                                                                                     --------          --------

Total liabilities and stockholders' equity.....................................................      $140,415          $182,240
                                                                                                     ========          ========

                           HCIA INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                   Three months ended March 31, 1998 and 1997
                     (in thousands, except per share data)
                                  (Unaudited)

                                                                                              1998                  1997
Revenue............................................................................        $ 17,556               $ 25,725

Salaries, wages and benefits.......................................................           9,904                 10,875
Other operating expenses...........................................................           5,920                  6,054
Depreciation.......................................................................           1,079                    932
Amortization.......................................................................           3,531                  3,740
Impairment loss on intangible assets and restructuring charges.....................          50,821                     --
                                                                                           --------               --------

      Operating (loss) income......................................................         (53,699)                 4,124
Interest income....................................................................              83                    181
Interest expense ..................................................................              80                     98
                                                                                           --------               --------

       (Loss) income before income taxes...........................................         (53,696)                 4,207
(Benefit) provision for income taxes...............................................         (11,646)                 1,679
                                                                                           --------               --------

       Net  (loss) income..........................................................        $(42,050)              $  2,528
                                                                                           ========               ========

Basic net (loss) income per share..................................................        $  (3.55)              $   0.21
                                                                                           ========               ========

Basic shares used in per share calculation.........................................          11,851                 11,800
                                                                                           ========               ========

Diluted net (loss) income per share................................................        $  (3.55)              $   0.21
                                                                                           ========               ========

Diluted shares used in per share calculation.......................................          11,851                 12,077
                                                                                           ========               ========

                           HCIA INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                   Three Months ended March 31, 1998 and 1997
                                 (in thousands)
                                  (Unaudited)

                                                                                                      1998              1997
Cash flows from operating activities:
      Net (loss) income................................................................           $ (42,050)          $ 2,528
      Adjustments to reconcile net (loss) income to net cash
         provided by operating activities:
            Depreciation and amortization..............................................               4,610             4,672
            Impairment loss on intangible assets and restructuring charges.............              50,821                --
            Deferred tax provision.....................................................             (11,689)            1,214
            Changes in operating assets and liabilities:
               Accounts receivable.....................................................               4,864            (5,856)
               Income taxes receivable.................................................                  --               214
               Prepaid expenses and other current assets...............................                (645)              451
               Accounts payable........................................................                (416)              887
               Accrued salaries, benefits and other liabilities........................                 239            (1,483)
               Deferred revenue........................................................                (336)             (386)
                                                                                                  ---------           -------

                    Net cash provided by operating activities..........................               5,398             2,241
                                                                                                  ---------           -------

Cash flows from investing activities:
      Purchases of furniture and equipment.............................................                (171)           (1,991)
      Computer software purchased or capitalized.......................................              (2,475)           (4,095)
      Other intangible assets purchased or capitalized.................................                (278)             (473)
      Proceeds from disposals of short-term investments................................                  --               546
      Other............................................................................                 (40)               --
                                                                                                  ---------           -------
                    Net cash used in investing activities..............................              (2,964)           (6,013)
                                                                                                  ---------           -------

Cash flows from financing activities:
      Proceeds from exercise of stock options..........................................                  12               453
      Income tax benefit related to stock options......................................                  --               558
      Repayments of notes payable......................................................                  --            (1,184)
                                                                                                  ---------           -------

                     Net cash provided by (used in) financing activities...............                  12              (173)
                                                                                                  ---------           -------

Impact of currency fluctuations on cash and cash equivalents...........................                 (32)              (18)
                                                                                                  ---------           -------
Increase (decrease) in cash and cash equivalents ......................................               2,414            (3,963)

Cash & cash equivalents - beginning of period..........................................               5,580            13,302
                                                                                                  ---------           -------

Cash & cash equivalents - end of period................................................           $   7,994           $ 9,339
                                                                                                  =========           =======

Supplemental cash flow information - cash paid during period for interest                         $      40           $   111
                                                                                                  =========           =======
                                   - cash paid during period for income taxes                     $      --           $   306
                                                                                                  =========           =======